UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55107	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

720 South Colorado Boulevard, Suite 1150N, Denver, CO 80246

(Address of Principal Executive Office) (Zip Code)

(303) 333-4224

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, Aspen Group, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation increasing its authorized shares of common stock from 120,000,000 shares to 250,000,000 shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the proposals and cast their votes as described below.

Proposal 1
The Company’s shareholders elected nine individuals to the Company’s Board of Directors (“Board”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Withheld	Broker Non-Votes

Michael Mathews	43,341,225	95,000	8,337,982
Michael D’Anton	43,340,225	96,000	8,337,982
C. James Jensen	43,341,225	95,000	8,337,982
Andrew Kaplan	43,340,225	96,000	8,337,982
David Pasi	43,340,225	96,000	8,337,982
Sanford Rich	43,341,225	95,000	8,337,982
John Scheibelhoffer	43,341,225	95,000	8,337,982
Paul Schneier	43,340,225	96,000	8,337,982
Rick Solomon	43,340,225	96,000	8,337,982

Proposal 2

The Company’s shareholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 120 million to 250 million shares as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,833,235	1,937,971	3,001	Not applicable

Proposal 3
The Company’s shareholders approved and ratified the 2012 Equity Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,261,859	170,966	3,400	8,337,982

Proposal 4
The Company’s shareholders approved the Company’s named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,292,259	140,966	3,000	8,337,982

Proposal 5
The Company’s shareholders cast their votes with respect to an advisory vote on the frequency of the advisory vote on named executive compensation as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
10,461,014	75,929	32,804,282	95,000	0

Proposal 6
The Company’s shareholders ratified the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year 2015 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,693,241	77,966	3,000	0

At the Annual Meeting there were 87,701,688 shares entitled to vote and 51,774,207 shares (59%) were represented in person or by proxy.  Immediately following the Annual Meeting, our Board was comprised of all of the nominees listed above.  All of the proposals were approved.  Based on the Board’s recommendation and the voting results with respect to the advisory vote on the frequency of the advisory vote on executive compensation, the Board resolved that the Company will hold an advisory vote on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: October 1, 2014	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer